UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 3, 2026

Four Leaf Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41646	88-1178935
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4546 El Camino Real B10 #715,

Los Altos, California 94022

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 720-5626

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one redeemable warrant	FORLU	OTC Market Group, Inc,
Class A common stock, par value $0.0001 per share	FORL	OTC Market Group, Inc,
Warrants, each whole warrant exercisable for one share of Class A common stock, each at an exercise price of $11.50 per share	FORLW	OTC Market Group, Inc,

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers.

Departure of Bala Padmakumar

On June 3, 2026, Bala Padmakumar notified the Board of Directors (the “Board”) of Four Leaf Acquisition Corporation (the “Company”) of his voluntary resignation as the Company's Interim Chief Executive Officer, effective immediately.

In connection with his resignation as Interim Chief Executive Officer, Mr. Padmakumar also voluntarily resigned from his positions as Chairman of the Board and as a member of the Board, effective immediately.

Mr. Padmakumar's resignation was not the result of any disagreement with the Company regarding its operations, policies, practices, financial statements, accounting principles, management or any other matter.

Appointment of Jason Remillard

Effective June 3, 2026, the Board appointed Jason Remillard as the Company's Chief Executive Officer. In addition, the Board appointed Mr. Remillard as Chairman of the Board and elected him to serve as a member of the Board, each effective June 3, 2026.

Mr. Remillard, age 52, is a cybersecurity executive, technology entrepreneur and software industry veteran with more than 25 years of experience in cybersecurity, data protection, enterprise software and technology management. Since December 2017, Mr. Remillard has served as Founder, President, Chief Executive Officer and Chairman of the Board of Data443 Risk Mitigation, Inc., a cybersecurity software and services company focused on data security, privacy, governance and compliance solutions.

From February 2015 to May 2016, Mr. Remillard served on the Chief Information Security Officer team at Deutsche Bank as Vice President of Security Architecture. From April 2011 to July 2014, he served as Senior Product Manager at Dell Software Prior to that, Mr. Remillard founded and operated several technology and cybersecurity businesses and held leadership positions with IBM Corporation, Canada Life Assurance Company, Novell Canada Ltd. and Merrill Lynch Canada Inc.

There are no arrangements or understandings between Mr. Remillard and any other person pursuant to which Mr. Remillard was appointed as an officer or director of the Company.

There are no family relationships between Mr. Remillard and any director or executive officer of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Four Leaf Acquisition Corporation

By:	/s/ Jason Remillard
Name:	Jason Remillard
Title:	Chief Executive Officer

Dated: June 4, 2026

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